UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
___________
FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): June 3, 2020
___________
DIAMONDBACK ENERGY, INC.
(Exact Name of Registrant as Specified in Charter)

DE		001-35700	45-4502447
(State or other jurisdiction of incorporation)		(Commission File Number)	(I.R.S. Employer Identification Number)
500 West Texas
Suite 1200
Midland,	TX		79701
(Address of principal executive offices)			(Zip code)
(432) 221-7400
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	FANG	The Nasdaq Stock Market LLC
(NASDAQ Global Select Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

On June 3, 2020, Diamondback Energy, Inc. (the “Company”) held its 2020 Annual Meeting of Stockholders (the “Annual Meeting”) at 1200 N Walker Ave, Oklahoma City, Oklahoma. At the Annual Meeting, the Company’s stockholders voted on four proposals, each of which is described in more detail in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on April 24, 2020. The following is a brief description of each matter voted upon and the results of such voting, including the number of votes cast for each matter and the number of votes cast against, abstentions and broker non-votes, if applicable, with respect to each matter.

Proposal 1

Steven E. West, Travis D. Stice, Vincent K. Brooks, Michael P. Cross, David L. Houston, Stephanie K. Mains, Mark L. Plaumann and Melanie M. Trent were elected to continue to serve as the Company’s directors until the 2021 Annual Meeting of Stockholders and until their respective successors are elected. The results of the vote on Proposal 1 were as follows:

Name of Nominee	For	Against	Abstain	Non-Votes
Steven E. West	127,713,548	3,429,526	242,282	9,146,405
Travis D. Stice	129,554,851	1,685,758	144,747	9,146,405
Vincent K. Brooks	131,053,365	194,998	136,993	9,146,405
Michael P. Cross	116,496,864	14,752,268	136,224	9,146,405
David L. Houston	129,304,140	1,936,773	144,443	9,146,405
Stephanie K. Mains	131,058,625	191,260	135,471	9,146,405
Mark L. Plaumann	129,584,013	1,655,345	145,998	9,146,405
Melanie M. Trent	130,521,577	727,946	135,833	9,146,405

Proposal 2

The Company’s stockholders approved, on an advisory basis, the compensation paid to the Company’s named executive officers. The results of the vote on Proposal 2 were as follows:

For	Against	Abstain	Non-Votes
71,643,219	59,279,067	463,070	9,146,405

Proposal 3

Consistent with the recommendation of the Company’s Board of Directors, the Company’s stockholders voted, on an advisory basis, in favor of holding future advisory stockholder votes to approve the Company’s executive compensation on an annual basis. The results of the vote on Proposal 3 were as follows:

1 Year	2 Years	3 Years	Abstain	Non-Votes	Uncast
128,731,607	97,352	1,428,304	1,125,774	9,146,405	2,319

In light of these results, the Company’s Board of Directors determined that the Company will hold an advisory vote on executive compensation every year. The Company will re-evaluate this determination in connection with its next stockholder advisory vote regarding the frequency of future advisory votes on executive compensation, which shall be no later than the Company’s annual meeting of stockholders in 2026.

Proposal 4

The appointment of Grant Thornton LLP as the Company’s independent auditors for the fiscal year ending December 31, 2020 was ratified. The results of the vote on Proposal 4 were as follows:

For	Against	Abstain	Non-Votes
138,597,699	1,749,181	184,881	—

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

DIAMONDBACK ENERGY, INC.

Date:	June 9, 2020
		By:	/s/ Teresa L. Dick
		Name:	Teresa L. Dick
		Title:	Chief Accounting Officer, Executive Vice President and Assistant Secretary